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                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20549

                           ------------------------

                                   FORM 8-K

                                CURRENT REPORT

                      PURSUANT TO SECTION 13 OR 15(d) OF
                     THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of Earliest Event Reported): August 6, 2001

                               UDATE.COM, INC.
            ------------------------------------------------------

              (Exact Name of Registrant as Specified in Charter)

                                   DELAWARE
            ------------------------------------------------------

                (State or Other Jurisdiction of Incorporation)

               000-32497                                33-0835561
---------------------------------           ----------------------------------

           (Commission File Number)        (I.R.S. Employer Identification No.)


NEW ENTERPRISE HOUSE,
ST. HELENS STREET, DERBY, ENGLAND                         DE1 3GY
-------------------------------------       ----------------------------------

(Address of Principal Executive Offices)                 (Zip Code)

                                (877) 815-2955
                       --------------------------------

             (Registrant's Telephone Number, Including Area Code)

                               ---------------

                                NOT APPLICABLE

                               ---------------

        (Former Name or Former Address, if Changed Since Last Report)





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ITEM 5.        OTHER EVENTS

        On August 6, 2001, uDate.com, Inc. announced its preliminary financial results for the month ended July 31, 2001.

ITEM 7.        FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
               EXHIBITS.

         (c)   Exhibits

Exhibit No.    Description

99.1           Press release dated August 6, 2001.


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                                  SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                             UDATE.COM, INC.


Date:   August 10, 2001      By:  /s/ Michael Brocklesby
                                  ------------------------------------------
                                  Michael Brocklesby
                                  Vice President and Chief Financial Officer

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                                EXHIBIT INDEX

Exhibit No.           Description

99.1                  Press release dated August 6, 2001.

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